EXECUTION COPY

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

Dated as of May 20, 2015

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among GATX CORPORATION, a New York corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and CITIBANK, N.A., as administrative agent (the "Agent") for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of April 30, 2013, as extended and amended by Amendment No. 1 dated as of July 8, 2014 (as so extended and amended, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.

(2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a) The following new definitions are added in appropriate alphabetical order:

"ICE LIBOR" has the meaning specified in the definition of "Eurodollar Rate."

"Interpolated Rate" has the meaning specified in the definition of "Eurodollar Rate."

"Reference Bank Rate" means the arithmetic mean of the rates (rounded upward to four decimal places) supplied to the Agent at its request by the Reference Banks as of 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period for Advances in Dollars and the applicable Interest Period as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in Dollars and for the relevant period, were it to do so by asking for and then accepting interbank offers in reasonable market size in that currency and for that period.

"Screen Rate" has the meaning specified in the definition of "Eurodollar Rate."

(b) The definitions of "Eurodollar Rate", "FATCA" and "Reference Banks" in Section 1.01 are amended in full to read as follows:

"Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) (the "ICE LIBOR") for U.S. dollars for a period equal in length to such Interest Period as displayed on page LIBOR01 of the Reuters Screen that displays such rate (or, in the event such

rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion; in each case, the "Screen Rate") at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or, if for any reason such rate is not available for the applicable Interest Period but is available for periods that are shorter than and longer than such Interest Period, the rate per annum that results from interpolating on a linear basis between the rate for the longest available period that is shorter than such Interest Period and the shortest available period that is longer than such Interest Period with respect to such Eurodollar Rate Advance, then the Eurodollar Rate shall be such interpolated screen rate (the "Interpolated Rate"); provided that if, at the time that the Agent shall seek to determine the relevant Screen Rate for any Interest Period for a Eurodollar Borrowing, the Screen Rate shall not be available for such Interest Period and/or for U.S. dollars for any reason and the Agent shall determine that it is not possible to determine the Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error), then, subject to Section 2.08, the applicable Reference Bank Rate shall be the Eurodollar Rate for such Interest Period for such Eurodollar Rate Advances, by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period; provided, further, that if any of the Screen Rate, the Interpolated Rate or any Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

"FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any published intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such published intergovernmental agreements.

"Reference Banks" means Citibank, Bank of America, N.A. and such other banks as may be appointed by the Agent in consultation with the Borrower (with the consent of such bank).

(c) Section 2.08(a) is amended by deleting the phrase "and the rate, if any, furnished by each Reference Bank for the purpose of determining the interest rate under Section 2.07(a)(ii)".

(d) Section 2.08(f) is amended by deleting the phrase "If the Reuters Screen LIBOR01 Page is unavailable" and substituting therefore the phrase "If the Screen Rate and the Interpolated Rate are unavailable".

(e) Section 8.08 is amended by adding to the end thereof a new paragraph to read as follows:

> The Agent agrees (i) to keep confidential the rates to be used in the calculation of the Reference Bank Rate supplied by each Reference Bank pursuant to or in connection with this Agreement and (ii) that it has developed procedures to ensure that such rates are not submitted by the Reference Banks to, or shared with, any individual who is formally designated as being involved in the ICE LIBOR submission process; provided that such rates may be shared with the Borrower and any of its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates that have a

commercially reasonable business need to know such rates, subject to an agreement by the recipient thereof to comply with the provisions of this paragraph as if it were the Agent.

SECTION 2. Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment for a period of one year, expiring April 30, 2020. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

SECTION 3. Conditions of Effectiveness. Section 1 of this Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders. Each Lender that consents to the Extension Request shall so indicate its consent by executing as indicated on the signature pages. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as of the date hereof as follows:

(a) the representations and warranties made by the Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representation or warranty related to a specific earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date; and

(b) no event has occurred and is continuing that constitutes a Default.

SECTION 5. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The Notes and the Credit Agreement, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the

same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GATX CORPORATION

By ______________________

Name: Eric D. Harkness
Title: VP, Treasurer & Chief Risk Officer

CITIBANK, N.A., as Agent

By ______________________

Name: Richard Rivera
Title: Vice President

same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GATX CORPORATION

By ____________________________
Name: Eric D. Harkness
Title: VP, Treasurer & Chief Risk Officer

CITIBANK, N.A., as Agent

By ____________________________
Name: Richard Rivera
Title: Vice President

Consent to the forgoing Amendment:

CITIBANK, N.A.

By

Name: Richard Rivera
Title: Vice President

Consent to the Extension Request:

CITIBANK, N.A.,

By

Name: Richard Rivera
Title: Vice President

Consent to the forgoing Amendment:

Bank of America, N.A.

By [signature]
Name: Irene Bertozzi Bartenstein
Title: Director

Consent to the Extension Request:

Bank of America, N.A.

By [signature]
Name: Irene Bertozzi Bartenstein
Title: Director

Consent to the forgoing Amendment:

PNC Bank, N.A.

By ________________________
Name: Kristin Lenda
Title: Senior Vice President

Consent to the Extension Request:

PNC Bank, N.A.

By ________________________
Name: Kristin Lenda
Title: Senior Vice President

Consent to the forgoing Amendment:

Morgan Stanley Bank, N.A.

By ______________________

Name: Michael King
Title: Authorized Signatory

Consent to the Extension Request:

Morgan Stanley Bank, N.A.

By ______________________

Name: Michael King
Title: Authorized Signatory

Consent to the forgoing Amendment:

U.S. Bank National Association

By [signature]
Name: Kathleen D. Schurr
Title: Vice President

Consent to the Extension Request:

U.S. Bank National Association

By [signature]
Name: Kathleen D. Schurr
Title: Vice President

Consent to the forgoing Amendment:

Bayerische Landesbank, New York Branch

By ______________________
Name: Matthew DeCarlo
Title: Senior Director

By ______________________
Name: Elke Videgain
Title: Vice President

Consent to the Extension Request:

Bayerische Landesbank, New York Branch

By ______________________
Name: Matthew DeCarlo
Title: Senior Director

By ______________________
Name: Elke Videgain
Title: Vice President

Consent to the forgoing Amendment:

BMO Harris Bank, N.A.

By ____________________
Name: Kenneth J. Kramer
Title: Director

Consent to the Extension Request:

BMO Harris Bank, N.A.

By ____________________
Name: Kenneth J. Kramer
Title: Director

Consent to the forgoing Amendment:

KEYBANK NATIONAL ASSOCIATION

By ______________________

Name: Tad L. Stainbrook
Title: Vice President

Consent to the Extension Request:

KEYBANK NATIONAL ASSOCIATION

By ______________________

Name: Tad L. Stainbrook
Title: Vice President

Consent to the forgoing Amendment:

Mizuho Bank, Ltd.

By ________________________
Name: Donna DeMagistris
Title: Authorized Signatory

Consent to the Extension Request:

Mizuho Bank, Ltd.

By ________________________
Name: Donna DeMagistris
Title: Authorized Signatory

Consent to the forgoing Amendment:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By ______________________

Name: Belinda Tucker
Title: Managing Director

Consent to the Extension Request:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By ______________________

Name: Belinda Tucker
Title: Managing Director

Consent to the forgoing Amendment:

The Northern Trust Corporation

By ______________________
Name: Steve Ryan
Title: Senior Vice President

Consent to the Extension Request:

The Northern Trust Corporation

By ______________________
Name: Steve Ryan
Title: Senior Vice President

Consent to the forgoing Amendment:

THE BANK OF NEW YORK MELLON

By

Name: John T. Smathers
Title: First Vice President

Consent to the Extension Request:

THE BANK OF NEW YORK MELLON

By

Name: John T. Smathers
Title: First Vice President

Consent to the forgoing Amendment:

Wells Fargo Bank, N.A.

By ____________________________

Name: Thiplada Siddiqui
Title: Vice President

Consent to the Extension Request:

Wells Fargo Bank, N.A.

By ____________________________

Name: Thiplada Siddiqui
Title: Vice President